Exhibit 10.1
FIRST AMENDMENT TO
CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (“Amendment”) is dated as of April 15, 2014, by and among FASTENAL COMPANY, a Minnesota corporation (“Borrower”), the undersigned “Lenders” parties to the Credit Agreement herein defined, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (in its individual capacity, “Wells Fargo,” and in its administrative agent capacity for the Lenders, “Administrative Agent”). Capitalized terms used but not defined in this Amendment have the meanings given to them in the Credit Agreement.
RECITALS:
WHEREAS, Borrower, Administrative Agent and the “Lenders” referred to therein are parties to that certain Credit Agreement dated as of December 13, 2012 (as the same may be amended in writing and in effect from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make loans and other financial accommodations available to the Borrower; and
WHEREAS, the Borrower has requested and the Required Lenders are willing to agree to certain modifications to the Credit Agreement, all subject and pursuant to the terms and conditions stated herein;
NOW, THEREFORE, the parties hereby agree to amend the Credit Agreement as follows:
1.Definitions. The following definitions in Section 1.1 of the Credit Agreement are hereby amended by adding the following definitions or, as applicable, deleting them in their entirety and substituting the following therefor:
“First Amendment” means the First Amendment to Credit Agreement by and among the Borrower, the Lenders and the Administrative Agent dated as of April 15, 2014.

“First Amendment Effective Date” means the date on which all of the conditions precedent to the effectiveness of the First Amendment have been met.

“Revolving Credit Commitment” means (a) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to the account of the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof and (b) as to all Revolving Credit Lenders, the aggregate commitment of all Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof. The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders on the First Amendment Effective Date shall be $170,000,000.

2.    Minimum Consolidated EBITDA. Section 8.10(b) of the Credit Agreement is hereby deleted and replaced by the following:

1029339.5

(b)    Minimum Consolidated EBITDA. As of the last day of any fiscal quarter, permit Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to be less than $170,000,000.
3.    No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement remain in full force and effect.
4.    Conditions Precedent/Subsequent. This Amendment shall be effective when the Administrative Agent shall have received an original hereof duly executed by all the Borrower, the Administrative Agent and the Required Lenders, together with each of the following, each in substance and form acceptable to the Administrative Agent in its sole discretion:
a)    Officer’s Certificates from the Borrower and each Guarantor;
b)    an Amended and Restated Revolving Note in favor of Wells Fargo in the maximum principal amount of $157,500,000 (the “Amended Revolving Note”); and
c)    such other documents and agreements referenced in or required by this Amendment, or as otherwise required by the Administrative Agent in its reasonable discretion.
5.    Representations and Warranties. Except as explicitly amended by this Amendment, Borrower reaffirms that each of the Representations and Warranties contained in the Credit Agreement is true and correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and without limiting the forgoing, represent and warrant that the Credit Agreement, this Amendment, the Amended Revolving Note and each of the other Loan Documents constitute the continuing legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, not subject to any existing defense, counterclaim or right of setoff by the Borrower, and to the extent that any such defense, counterclaim and/or setoff exists, each of the same are hereby absolutely and forever waived and released.
6.    Release. Borrower and each of the undersigned Guarantors hereby absolutely and unconditionally releases and forever discharges Administrative Agent and each Lender, and each of their respective participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, that either Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.
7.    Miscellaneous. Except as amended hereby, the Credit Agreement remains in full force and effect in accordance with its original terms. Signature pages to this Amendment may be executed in any number of counterparts and by facsimile or email (PDF) transmission, all of which taken together shall constitute one and the same instrument.
[Signature Page Follows]

1029339.5    2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

FASTENAL COMPANY, as the Borrower

By:	/s/ Daniel L. Florness
Name:	Daniel L. Florness
Its:	Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Cynthia S. Goplen
Name:	Cynthia S. Goplen
Its:	Vice President

[Signature Page to First Amendment to Credit Agreement Dated as of April 15, 2014]

GUARANTORS' CONSENT, REAFFIRMATION AND GENERAL RELEASE

Each of the undersigned guarantors of all indebtedness of FASTENAL COMPANY to WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lender Parties under the Credit Agreement dated as of December 13, 2012, hereby: (i) consents to the foregoing Amendment; (ii) reaffirms its obligations under its respective Guaranty; (iii) reaffirms its waivers of each and every one of the defenses to such obligations as set forth in its respective Guaranty; (iv) reaffirms that its obligations under its respective Guaranty are separate and distinct from the obligations of any other party under said Credit Agreement and the other Loan Documents described therein; and (v) agrees to join in and be bound by all of the terms and provisions of the General Release contained in Paragraph 6 thereof.

FASTENAL COMPANY PURCHASING, as a
Guarantor

By:	/s/ Daniel L. Florness
Name:	Daniel L. Florness
Its:	Chief Financial Officer

FASTENAL IP COMPANY, as a Guarantor

By:	/s/ Daniel L. Florness
Name:	Daniel L. Florness
Its:	Chief Financial Officer

[Consent, Reaffirmation and Release of Guarantors --
First Amendment to Credit Agreement dated as of April 15, 2014]